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                                                                    EXHIBIT 10.7

                            EDUCATIONAL MODULES, INC.
                            STOCK PURCHASE AGREEMENT

Board of Directors                                     December 17, 1992
Educational Modules, Inc.


Gentlemen:

       The undersigned M & T Capital Corporation, New York corporation, (the "Purchaser") hereby purchases 111,111 shares of the Common Stock of Educational Modules, Inc., a New York corporation (the "Company") at a purchase price of $9.00 per share for an aggregate purchase price of $999,999.00.

                                    Summary
                                    -------

       The Company was organized in March, 1969, as a New York corporation. Pursuant to its Articles of Incorporation, as amended, (the "Articles of Incorporation"), the Company is authorized to issue 2,000,000 shares of Common Stock, $.O5 par value, of which 474,202 shares are currently outstanding. The Company is offering for sale up to 111,111 shares of its common stock. Upon
                                   --------------
completion of this Offering, assuming all 111,111 shares are sold, there will be outstanding 585,313 shares of Common Stock.

                                  The Offering
                                  ------------

       The Company is raising from the sale of the shares $999,999. The shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other state or federal securities laws, on the grounds that the transaction in which the shares are to be issued qualifies for applicable exemptions from the securities registration requirements of such statutes. The exemptions being claimed include, but are not necessarily limited to, those available under Sections 3(b) and 4(2) of the Securities Act and, the reliance by the Company upon the exemptions from the securities registration requirements of federal and state securities laws is predicated in part on the representations, understandings and covenants set forth in this Stock Purchase Agreement.

                    Company Representations and Warranties
                    --------------------------------------

       The Company hereby represents and warrants to the Purchaser as follows:

       1. To the best of its knowledge, there is no action, suit, customer claim, proceeding or investigation at law or in equity or by or before any court, governmental instrumentality or other agency now pending or threatened against or affecting the Company, nor does the Company know of any valid basis therefor which, if proven, would be reasonably expected to materially and adversely affect the Company's business, properties, assets, prospects or condition (financial or otherwise).

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       2.    To the best of its knowledge, the Company is not in default (a)
under its Articles of Incorporation or Bylaws, or any indenture, mortgage, lease, purchase or sales order, or any other contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality. The Company does not know of any condition, event or act which constitutes, or which after notice, lapse of time, or both, would constitute, a default under any of the foregoing.

       3. To the best of its knowledge, the Company has complied in all material respects with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to it, its business or the ownership of its assets.

       4. The execution, delivery and performance by the Company of this Agreement, have been duly authorized by all requisite corporate action by the Company; and, this Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement hereof is limited by or contrary to (i) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, or
(ii) general equitable principles. The execution, delivery and performance of this Agreement, will not (a) violate any provision of present law, statute, rule or regulation, or any present ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (b) to the best of its knowledge, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under the Articles of Incorporation or Bylaws, or any note, indenture, mortgage, lease agreement or other contract, agreement or instrument to which the Company is presently a party or by which it or any of its property is presently bound or affected.

       5. The issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action of the Company, and when issued, sold and delivered in accordance with this Agreement, the shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Company or others except as provided herein or in a document referred to herein.

       6. No brokers or finders are being utilized by the Company in connection with this Offering, and no commissions or fees of any kind will be paid by the Company to any person in connection with this Offering.

       7. The Company has maintained, and the Company will continue to maintain at all times, insurance coverage for the Company and its properties to the extent that the Company reasonably determines to be appropriate under the circumstances and in accordance with practices in the industry.

       8. The Company has delivered to the Purchaser copies of the Company's audited financial statements for the year ending January 31, 1992 and unaudited

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financial statements for the nine month period ending October 31, 1992
(collectively the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and are complete and correct to the best of the Company's knowledge and fairly present the financial condition and results of operations of the Company. Since October 31, 1992, there has been no material change in the Company's assets, liabilities business or prospects. The Company does not know or have reasonable grounds to know of any basis for the assertion against the Company of any material liability of any nature not fully reflected or reserved against in the Financial Statements.


                       CONDITIONS TO CLOSING OF PURCHASER

   The Purchaser's obligation to purchase the shares of Common Stock set forth in this Stock Purchase Agreement is conditioned upon the Company providing the Registration Rights and satisfying the other conditions set forth in Sections 1 through 8 below.

Registration Rights

                 1. Incidental Registration. If the Company at any time proposes
                    -----------------------
       for any reason to register any of its securities under the Securities Act (other than pursuant to a registration statement on Form S-8, S-4 or similar or successor form (collectively, "Excluded Forms")), it shall at such time promptly give written notice to the Purchasers of its intention so to do, and, upon the written request, given within 30 days after receipt of any such notice, or the Purchaser to register any shares of Common Stock (which request shall specify the shares intended to be sold or disposed of and shall state the intended method of disposition of such shares), the Company shall use its best efforts to cause all such shares of Common Stock to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the Purchaser. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request pursuant to this Section 1 to register Common Stock may specify that such shares are to be included in the underwriting (a) on the same terms and conditions as those on which any Common Stock is otherwise being sold through underwriters under such registration or (b) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock are being sold through underwriters under such registration; provided, however, that if the managing
                                -----------------
       underwriter determines and advises in writing that the inclusion of all Common Stock proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed

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

to be included therein by persons other than those owned by the Purchaser (the "Other Shares") would interfere with the successful marketing of such securities, then the number of shares of Common Stock and Other Shares to be included in such underwritten public offering shall be reduced, pro rata;
                                                                --------
provided, however, that in no event may such reduction have the effect of not
-----------------
permitting at least 33-1/3% of the shares of Common Stock subject to this Agreement to be included in the underwritten public offering.

    2.    Preparation and Filing. If and whenever the Company is under an
          ----------------------
obligation pursuant to the provisions of Section 1 to use its best efforts to effect the registration of any Common Stock, the Company shall, as expeditiously as practicable:

    (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 2(b);

    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the date on which (i) all Common Stock registered pursuant thereto shall have been sold, (ii) the holders of the Purchaser's Common Stock being so registered agree to terminate said registration, (iii) the registration rights hereunder terminate and (iv) 90 days from the date such registration statement shall have become effective, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Common Stock covered by such registration statement;

    (c) furnish to each selling stockholder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents to facilitate the public sale or other disposition of such Common Stock;

    (d) use its best efforts to register or qualify the Common Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each such seller reasonably request (provided, however, that
                                                      -----------------
the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be

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

necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities;

    (e) notify each seller of Common Stock covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2(b), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

    (f) furnish, at the request of any holder or holders requesting registration of Common Stock pursuant to Section 1, on the date that such Common Stock is delivered to the underwriters for sale in connection with such registration, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities become effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Company; and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

    3.    Expenses. All expenses incurred by the Company in complying with
          --------
Section 2, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and "blue sky" laws, printing expenses and fees and disbursements of counsel, including with respect to each registration effected pursuant to Section 1, and the Company's independent certified public accounts (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) shall be paid by the Company. In the case of a registration under Section 1, the selling stockholders will bear all incremental costs that would not be incurred except for the exercise by the Purchaser of its rights under Section 1.


    4.     Indemnification. In the event of any registration of any Common Stock
           ---------------
under the Securities Act pursuant to Section 1, the Company shall indemnify and hold harmless the seller of such shares, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Common Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document prepared and or furnished by the Company incident to the registration or qualification of any Common Stock, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities blue sky laws; and shall reimburse such seller, such underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall
                                    -----------------
not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement or any document incident to the registration or qualification of any Common Stock in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation thereof.

     Before Common Stock held by any prospective seller shall be included in any registration pursuant to this Agreement, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statements or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided that the maximum amount of
                                             --------
liability in respect of such indemnification shall be limited, in the case of each prospective seller of Common Stock, to an amount equal to the net proceeds actually received by such prospective seller from the sale of Common Stock effected pursuant to such registration.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 4, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided that if any indemnified party shall have reasonably
                 --------
concluded that there may be one or more legal defenses available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this
Section 4, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 4.

     The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

     Notwithstanding the foregoing provisions of this Section 4, if pursuant to an underwritten public offering the Company, the selling shareholders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions of indemnification, this Section 4 shall be deemed inoperative for purposes of such offering.

    5.    Securities Act Registration Statements. Except for securities of the
          --------------------------------------
Company registered on Excluded Forms, the Company shall not file any registration statement under the Securities Act covering any securities unless it shall first have given the Purchaser written notice thereof. The Company further covenants that the Purchaser shall have the right, at any time when it may be deemed by the Company to be a controlling person of the Company, to participate in the preparation of such registration statement and to request the insertion therein of material furnished to the Company in writing which in the Purchaser's judgment should be included. In connection with any registration statement referred to in this Section 5, the Company will indemnify, to the extent permitted by law, the Purchaser, their partners, officers and directors and each person, if any, who controls the Purchaser within the meaning of
Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any preliminary prospectus or any amendment thereto or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission contained in written information furnished to the Company by the Purchaser expressly for use in such registration statement. If, in connection with any such registration statement, the Purchaser shall furnish written information to the Company expressly for use in the registration statement, the Purchaser will indemnify to the extent permitted by law the Company, the directors, each of its officers who sign such registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statement therein not misleading, buy only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in information so furnished in writing by the Purchaser for use therein. In the event that the Purchaser sells Common Stock pursuant to a registration statement filed by the Company the Purchaser shall furnish to the Company and such other parties as the Company may designate such information and execute such documents regarding the Common Stock held by and to be sold or otherwise disposed of by such Purchaser as the Company shall request.

              6. The Company, the Purchaser, Fred Klaucke, James Froehler, Richard Callen and Thomas James shall have entered into a Voting Agreement in form and substance acceptable to the Purchaser and the Company, which shall provide for the voting of the shares of Common Stock held by the parties thereto.

             7. The Company shall have property completed all Small Business Administration forms presented to the Company prior to closing by the Purchaser and which are required to be submitted to Small Business Administration in connection with investment in the Company.

             8. The Purchaser shall have received from Darweesh, Callen & Lewis, counsel for the Company, an opinion dated the Closing Date, based upon reasonable investigation and in form and substance satisfactory to the Purchaser and its counsel.


Right of First Refusal (Purchasers)

               1.       Generally. The Company shall not issue, sell or
                        ---------
     exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, Preferred Stock or any other equity security of the Company, (ii) any debt security or capitalized lease with an equity feature of the Company or (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security or capitalized lease of the Company (except as may be issued to banks or leasing companies in order to obtain financing or secure leases of equipment), unless in each case the Company shall have first offered to sell to the Purchaser its Proportionate Percentage of such securities (the "Offered Securities"), at a price and on such other terms as shall have been specified by the Company in writing delivered to the Purchaser (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 20 days from the date it is delivered by the Company to the Purchaser.

              2. Notice of Acceptance. Notice of the Purchaser's intention to
                 --------------------
    accept, in whole or in part, an Offer shall be evidenced by a writing signed by a representative of the Purchaser and delivered to the Company prior to the end of the 20-day period of such Offer, setting forth such portion of the Offered Securities the Purchaser elects to purchase (the "Notice of Acceptance").


     3.    Refused Securities. In the event that Notices of Acceptance are not
           ------------------
given by the Purchaser in respect of its entire proportionate percentage of the Offered Securities, the Company shall have 90 days from the expiration of the foregoing 20-day period, to sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchaser (the "Refused Securities") to any other person or persons, but only upon terms and conditions in all respects, including without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company that those set forth in the Offer. Upon the closing, which shall include full payment to the Company, of the sale to such other person or persons of all the Refused Securities, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser the Offered Securities in respect of which Notices of Acceptance were delivered to the Company by the Purchaser, at the terms specified in the Offer.

     4.    Excluded Securities. The rights of the Purchaser shall not apply to
           -------------------
the following securities (the "Excluded Securities"):

     (i) Common stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

     (ii) Common Stock issued to the public pursuant to an effective registration statement filed with the Securities and Exchange Commission; and

     (iii) Securities issued pursuant to the acquisition of another corporation by the Company by merger, stock acquisition, purchase of substantially all of the assets or otherwise whereby the Company owns at least 51% of the voting power of such other corporation after such transaction.

     (iv)   Stock Option or similar plan.

     (v) Up to 100,000 shares of Common Stock to be issued at an offering price of $9.00 per share within 6 months of the date of this Agreement pursuant to a private sale exemption under the Securities Act of 1933.

               5. Proportionate  Percentage.    "Proportionate Percentage" shall
                  -------------------------
     mean, as to the Purchaser, that percentage figure which expresses the ratio which (x) the number of shares of outstanding Common Stock then owned by the Purchaser bears to (y) the aggregate number of shares of all outstanding Common Stock then outstanding.


Co-Sale Rights

     Mr. Klaucke hereby covenants and agrees that he (a "Co-Selling Shareholder") will give ten (10) days written notice to the Purchaser in the event that he proposes to sell in other than (i) a registered offering or other than (ii) a sale pursuant to Rule 144 or other than (iii) to an employee or officer of the Company, an amount of Common Stock which together with all prior or contemporaneous sales of Common Stock by such Co-Selling Shareholder and affiliates (as defined in the Securities Act) of such person in the aggregate exceeds 10% of the number of shares of Common Stock held collectively by such Co-Selling Shareholder and affiliates on the date hereof or 20% taking into consideration shares sold to officers and employees of the Company. Upon written notice of such Co-Selling Shareholder given within ten (10) days after receipt of such notice, the Purchaser shall be permitted, but not required, to participate with such Co-Selling Shareholder in any such sale. This provision shall terminate as to a Purchase on any date on which it or any Affiliate ceases to own any of the Company's Securities.

     James Froehler shall also be deemed a "Co-Selling Shareholder" for purposes of this paragraph in the event that Mr. Froehler shall acquire more than 10% of the outstanding Common Stock of the Company, in which event he shall be bound by the same terms and conditions of co-sale as Mr. Klaucke. For purposes of determining whether Mr. Froehler owns 10% of the outstanding stock of the company, all shares sold by Mr. Froehler during a period of twelve months preceding the date of the calculation shall be included.

    The Company covenants and represents that it will not register a transfer of Common Stock on the registration books of the Company which has been sold in contravention of this Section. If Mr. Klaucke makes a sale of Common Stock in contravention of this Section, he shall be deemed to hold the proceeds of such sale on a resulting trust in favor of the Purchasers in an amount equal to that to which the Purchasers would have been entitled to receive on such sale pursuant to the provisions of this Section and shall immediately pay over to the Purchasers such amount in exchange for transfer of Common Stock at the highest price per share received by such Original Shareholder. Any costs associated with such sale will be prorated among the selling shareholders.

                                 Miscellaneous
                                 -------------

     1.   Information Rights: Provided that the furnishing of such information
          ------------------
shall not violate any rule, regulation or law, purchaser will receive monthly and quarterly unaudited financial statements within 45 days after the end of each month and each quarter; annual audited financial statements, within 90 days after the end of each fiscal year; budgets, and interim information of any events or happenings which the Company deems to be material as long as they continue to be shareholders in the Company. This provision will terminate upon consummation of a public offering.

     2. The Company shall maintain a Board of Directors consisting of at least five directors. M & T Capital shall have the right to nominate one of those directors and to have that director put on the Company's slate of directors to be elected by the Company's shareholders. This right granted to M & T Capital shall terminated at such time as M & T Capital shall reduce its stock holdings by an amount equal to 80% or more.

     3.  Non-Disclosure, Non-Competition Agreements.  Mr. Klaucke and Mr.
          ------------------------------------------
Froehler will sign non-disclosure and non-competition agreements effective during, and for a period of one year after termination of their employment with the Company. This provision will terminate upon the sale of the Company.

     4.   Notices. Any notice required hereunder shall be given in writing and
          -------
shall be sent by registered or certified mail, return receipt requested to the parties hereto at their addresses as set forth in the books and records of the Company.

     5.   Binding Effect. This Agreement shall be binding upon the parties,
          --------------
their heirs, legal representatives, successors and assigns. Any rights of a Stockholder under this Agreement shall be assigned by such Stockholder to any transferee of the Stockholder's Stock.


     6.   Governing Law.  This Agreement shall be interpreted under the laws of
          -------------
the State of New York and the venue of any litigation shall be in a court of competent jurisdiction in Monroe County of New York.

     7.   Amendment. This Agreement may be amended, altered or revoked at any
          ---------
time upon the mutual agreement of the Company and all of the Purchasers.

     8.   Counterpart Execution. This Agreement may be executed in two or more
          ---------------------
identical counterparts, each of which need be signed by only one of the parties hereto, and all of such counterparts together shall constitute an Agreement.

     9.   Purchaser's Legal Action. In the event of legal action brought against
          ------------------------
the Company on the Agreement by a Purchaser, such recovery will be limited to the Purchaser's costs for their shares plus New York State statutory interest on judgments. In addition, if the

Company is successful in the defense of any such litigation, the Purchaser shall bear the Company's legal expenses.

        10. The Purchaser Representation and Warranty attached hereto is incorporated herein and made a part hereof.

                                M & T CAPITAL CORPORATION

                                By: /s/ Philip A. McNeill
                                    ----------------------------
                                     Philip A. McNeill, Vice President

Agreed to and accepted this 16th
day of December, 1992, by

EDUCATIONAL MODULES, INC.

By: /s/ Fred H. Klaucke, CEO
   -----------------------------
Fred H. Klaucke, CEO


Agreed to and accepted this 16th
day of December, 1992, by the
undersigned with respect only
to the Article entitled
"Co-Sale Rights"

/s/ Fred H. Klaucke, CEO
----------------------------
Fred H. Klaucke

/s/ James Froehler
-----------------------------
James Froehler


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